SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  December 5, 2008

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Executive management of First Regional Bancorp has provided the following information in response to questions received from securities analysts and others.

Question:                                           First Regional has stated that it meets all financial ratio requirements for “Well Capitalized” status.  What are those standards, and how do First Regional’s capital ratios compare to the standards?

Answer:                                                   Under the Prompt Corrective Action program, banking regulators have established different levels of capital adequacy based on the capital ratios of financial institutions.  The highest capital level under this program is “Well Capitalized.”  The computation of the September 30, 2008 capital ratios of First Regional Bancorp and its subsidiary, First Regional Bank, along with the Well Capitalized ratio standards are as follows:

			Well	First	First
			Capitalized	Regional	Regional
			Standard	Bancorp	Bank

	Equity Capital			160,742,000	233,476,000
	Plus:	Unrealized Gains		8,000	8,000
	Plus:	Trust Preferred Securities Qualifying as
		Tier I Capital		53,583,000	0
Line 1	Tier I Capital			214,333,000	233,484,000
	Plus:	Trust Preferred Securities Qualifying as
		Tier II Capital		43,917,000	0
	Plus:	Portion of Loan Loss
		Reserve Qualifying as Tier II Capital		31,999,000	31,962,000
Line 2	Total Capital			290,249,000	265,446,000

Line 3	Average Total Assets			2,444,491,000	2,435,671,000
Line 4	Average Risk-weighted Assets			2,536,697,000	2,532,993,000

	Tier I Leverage Ratio
	(Line 1 / Line 3)		5.00%	8.77%	9.59%

	Tier I Capital Ratio
	(Line 1 / Line 4)		6.00%	8.45%	9.22%

	Total Capital Ratio
	(Line 2 / Line 4)		10.00%	11.44%	10.48%

Question:                                           Is First Regional participating in the Treasury Department’s Capital Purchase Program?

Answer:                                                   The Company has thoroughly examined the Capital Purchase Program of the Treasury’s Troubled Assets Relief Program (the “TARP Capital Program”), under which the Federal government injects capital into financial institutions through the purchase of preferred stock and warrants.  Since both the Company and First Regional Bank already exceed all financial ratio requirements for “Well Capitalized” status, neither the significant dilution that would result from the issuance of the warrants nor the costs related to the preferred stock appear to be justified.  Accordingly, First Regional is not seeking capital under the TARP Capital Program.

Question:                                           Does First Regional anticipate involvement in other government programs relating to the Emergency Economic Stabilization Act?

Answer:                                                   First Regional is monitoring the many programs which continue to emerge as part of the Federal government’s efforts to stabilize and strengthen the nation’s economy.   All programs are evaluated based on their applicability to First Regional, and whether they will provide benefit to the Company and its shareholders.  The Company has determined that its subsidiary, First Regional Bank, will participate in the program to provide full deposit insurance coverage of non-interest bearing deposit transaction accounts under the FDIC’s Temporary Liquidity Guarantee Program.  As neither the Company nor First Regional Bank anticipate issuing qualifying debt, they will not participate in the debt guarantee portion of the Temporary Liquidity Guarantee Program.

Question:                                           First Regional has reported its total “non-performing assets” and loans past due 30 to 89 days.  Can you provide an update on the composition and status of these items?

Answer:                                                   Per banking industry convention, non-performing assets consist of loans past due 90 or more days and still accruing interest, loans on non-accrual status, and other real estate owned (“OREO”).  As of September 30, 2008 First Regional had no loans past due 90 or more days which were still accruing.  First Regional’s non-performing assets as of that date were as follows:

Amount	Status	Asset Type	Collateral

3,734,400	Nonaccrual	Land Loan	105 acres of residential land in Riverside County, California
5,290,400	Nonaccrual	Land Loan	18 acres of residential land in Riverside County, California
3,345,000	Nonaccrual	Land Loan	Residential land (for 34 units) in Los Angeles County, California
12,025,000	Nonaccrual	Land loan	162 acres of residential land in Riverside County, California
20,744,204	Nonaccrual	Construction Loan	Condominium project in Spring Valley (San Diego County) California
1,384,051	Nonaccrual	Construction Loan	Residence in Los Angeles, California. Paid off in November, 2008
3,930,467	Nonaccrual	Construction Loan	Luxury residence in Tarzana (Los Angeles County) California
8,081,850	Nonaccrual	Construction Loan	Condominium conversion in San Diego County, California
3,050,000		OREO	23 acres of residential land in Silverdale, Washington
3,647,800		OREO	Apartment building in San Diego County, California
2,000,000	Nonaccrual	Loan to Individual	Unsecured – borrower deceased

67,233,172	Gross Non-performing Assets
33,990,238	Less: prior writedowns
140,800	Less: writedowns this period
33,102,134	Reported Non-performing Assets

First Regional’s loans which were 30 to 89 days past due as of September 30, 2008 were as follows:

Amount	Status	Asset Type	Collateral

16,575,000	Past Due 30-89 days	Land Loan	9 acres of residential land in Los Angeles County, California
401,174	Past Due 30-89 days	Construction Loan	Condominium project in San Diego County, California
1,617,705	Past Due 30-89 days	Loan to Company	Unsecured
1,500,000	Past Due 30-89 days	Loan to Company	Unsecured
194,980	Past Due 30-89 days	Loan to Individual	Unsecured
324,829	Past Due 30-89 days	Loan to Individual	Unsecured

20,613,688	Gross Other Delinquent Loans
0	Less: prior writedowns
20,613,688	Reported Other Delinquent Loans

Question:                                           First Regional’s time deposits experienced significant growth over the past twelve months.  What is the reason for this increase?

Answer:                                                   The third quarter growth in First Regional’s time deposits reflects the Company’s decision to increase deposits obtained from under-represented sources such as time deposits.  Historically, the Company has not competed aggressively for such deposits, since the cost of time deposits is typically higher than the costs of the Company’s other funding sources.  In the second quarter of 2008, however, the Company made the decision to seek more time deposits in order to reduce the utilization of supplemental funding sources (such as advances from the Federal Home Loan Bank) in order to hold such supplemental sources in reserve to deal with possible future funding needs.  This program continued in the third quarter of 2008.  The increase in time deposits was accomplished by quoting more competitive interest rates than had previously been the Company’s practice, and while the cost of the deposits is higher than the supplemental funding sources which they replaced, the rates paid remained at the low end of the market for such deposits.

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Statements made herein are made as of the date hereof only.  The Company shall have no obligation to update information and forward-looking statements presented herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 5, 2008

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary